Exhibit 33.1

[GMAC RFC LOGO]

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Residential Funding Company, LLC ( "RFC") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where RFC has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which RFC acted as a master servicer and/or securities administrator and involving first and second lien mortgage loans and home equity loans whether sold as whole loans or transferred in connection with securitization transactions (the "RFC Master Servicing Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, RFC used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to Residential Funding Company, LLC as Master Servicer and Securities Administrator" in Appendix A hereto are inapplicable to RFC based on the activities it performs with respect to the RFC Master Servicing Platform;

4. RFC has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the RFC Master Servicing Platform taken as a whole.

5. PricewaterhouseCoopers, LLP, a registered independent public accounting firm, has issued an attestation report on RFC's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

                                                Residential Funding Company, LLC

                                                By: /s/ Anthony N. Renzi
                                                    ------------------------
                                                    Name: Anthony N. Renzi
                                                    Title: Managing Director

                                   APPENDIX A

---------------------------------------------------------------------------------------------------------
                     SERVICING CRITERIA                                    SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------
                                                                      Applicable to
                                                                       Residential     Inapplicable to
                                                                         Funding        Residential
                                                                         Company,         Funding
                                                                          LLC as          Company,
                                                                          Master        LLC as Master
                                                                       Servicer and     Servicer and
    Reg AB                                                              Securities        Securities
   Reference                            Criteria                      Administrator     Administrator
---------------------------------------------------------------------------------------------------------
                         General Servicing Considerations
---------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to                X
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(1){ii)     If any material servicing activities are                                    X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.
---------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction                      X
                   agreements to maintain a hack-up Servicer for
                   the pool assets are maintained.
---------------------------------------------------------------------------------------------------------
1122(d)(1)(iv}     A fidelity bond and errors and omissions policy          X
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
                        Cash Collection and Administration
---------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets arc deposited into               X
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than
                   two business days following receipt or such
                   other number of days specified in the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf           X
                   of an obligor or to an investor are made only
                   by authorized personnel.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding                X
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such                              X
                   as cash reserve accounts or accounts established
                   as a form of overcollateralization, are
                   separately maintained (e.g., with respect to
                   commingling of cash) as set forth in the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a                X
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act
---------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent                            X
                   unauthorized access.
---------------------------------------------------------------------------------------------------------

[GMAC RFS LOGO]

---------------------------------------------------------------------------------------------------------
                     SERVICING CRITERIA                                    SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------
                                                                      Applicable to
                                                                       Residential     Inapplicable to
                                                                         Funding        Residential
                                                                         Company,         Funding
                                                                          LLC as          Company,
                                                                          Master        LLC as Master
                                                                       Servicer and     Servicer and
    Reg AB                                                              Securities        Securities
   Reference                            Criteria                      Administrator     Administrator
---------------------------------------------------------------------------------------------------------
1122 (d)(2)(vii)   Reconciliations are prepared on a monthly basis           X
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number
                   of days specified in the transaction agreements;
                   (C) reviewed and approved by someone other than
                   the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
                        Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be              X
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements and
                   applicable Commission requirements. Specifically,
                   such reports (A) are prepared in accordance with
                   timeframes and other terms set forth in the
                   transaction agreements; (B) provide information
                   calculated in accordance with the terms specified
                   in the transaction agreements; (C) are filed with
                   the Commission as required by its rules and
                   regulations; and (D) agree with investors' or the
                   trustee's records as to the total unpaid
                   principal balance and number of pool assets
                   serviced by the Servicer.
---------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and               X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted             X
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor           X
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank
                   statements.
---------------------------------------------------------------------------------------------------------
                             Pool Asset Administration
---------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool assets is                 X
                   maintained as required by the transaction
                   agreements or related mortgage loan documents.
---------------------------------------------------------------------------------------------------------
1l22(d)(4)(ii)     pool asset and related documents are                                        X
                   safeguarded as required by the transaction
                   agreements
---------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the          X
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements
                   in the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any payoffs,          X
                   made in accordance with the related pool asset
                   documents are posted to the Servicer's obligor
                   records maintained no more than two business
                   days after receipt, or such other number of days
                   specified in the transaction agreements, and
                   allocated to principal, interest or other items
                   (e.g., escrow) in accordance with the related
                   pool asset documents.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the pool                                   X
                   assets agree with the Servicer's records with
                   respect to the obligor's unpaid principal
                   balance.
---------------------------------------------------------------------------------------------------------

GMAC RFC

---------------------------------------------------------------------------------------------------------
                     SERVICING CRITERIA                                    SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------
                                                                      Applicable to
                                                                       Residential     Inapplicable to
                                                                         Funding        Residential
                                                                         Company,         Funding
                                                                          LLC as          Company,
                                                                          Master        LLC as Master
                                                                       Servicer and     Servicer and
    Reg AB                                                              Securities        Securities
   Reference                            Criteria                      Administrator     Administrator
---------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of           X
                   an obligor's pool assets (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.
---------------------------------------------------------------------------------------------------------
1l22(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,               X
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established
                   by the transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are                                  X
                   maintained during the period a pool asset is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return         X
                   for pool assets with variable rates are computed
                   based on the related pool asset documents.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an                                    X
                   obligor (such as escrow accounts): (A) such
                   funds are analyzed, in accordance with the
                   obligor's pool asset documents, on at least an
                   annual basis, or such other period specified in
                   the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in
                   accordance with applicable pool asset documents
                   and state laws; and (C) such funds are returned
                   to the obligor within 30 calendar days of full
                   repayment of the related pool assets, or such
                   other number of days specified in the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
ll22(d)(4)(xi)     Payments made on behalf of an obligor (such as                              X
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the Servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with                               X
                   any payment to be made on behalf of an obligor
                   are paid from the Servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are                              X
                   posted within two business days to the obligor's
                   records maintained by the Servicer, or such
                   other number of days specified in the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                           X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
                   transaction agreements.
---------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,               X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained
                   as set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------

                                   Appendix B
                                   ----------

2007-EMX1                 2007-S5                  2006-QA1             2006-RZ1
2007-HI1                  2007-S6                  2006-QA10            2006-RZ2
2007-HSA1                 2007-S7                  2006-QA11            2006-RZ3
2007-HSA2                 2007-S8                  2006-QA2             2006-RZ4
2007-HSA3                 2007-S9                  2006-QA3             2006-RZ5
2007-KS1                  2007-SA1                 2006-QA4             2006-S1
2007-KS2                  2007-SA2                 2006-QA5             2006-S10
2007-KS3                  2007-SA3                 2006-QA6             2006-S11
2007-KS4                  2007-SA4                 2006-QA7             2006-S12
2G07-QA1                  2007-SP1                 2006-QA8             2006-S2
2007-QA2                  2007-SP2                 2006-QA9             2006-S3
2007-QA3                  2007-SP3                 2006-QH1             2006-S4
2007-QA4                  2006-EFC1                2006-QO1             2006-S5
2007-QA5                  2006-EFC2                2006-QO10            2006-S6
2007-QH1                  2006-EMX1                2006-QO2             2006-S7
2007-QH2                  2006-EMX2                2006-QO3             2006-S8
2007-QH3                  2006-EMX3                2006-QO4             2006-S9
2007-QH4                  2006-EMX4                2006-QO5             2006-SA1
2007-QH5                  2006-EMX5                2006-QO6             2006-SA2
2007-QH6                  2006-EMX6                2006-QO7             2006-SA3
2007-QH7                  2006-EMX7                2006-QO8             2006-SA4
2007-QH8                  2006-EMX8                2008-QO9             2006-SP1
2007-QH9                  2006-EMX9                2006-QS1             2006-SP2
2007-QO1                  2006-HI1                 2006-QS10            2006-SP3
2007-QO2                  2006-HI2                 2006-QS11            2006-SP4
2007-QO3                  2006-HI3                 2006-QS12
2007-QO4                  2006-HI4                 2006-QS13            2006-C4
2007-QO5                  2006-HI5                 2006-QS14            2006-C5
2007-QS1                  2006-HSA1                2006-QS15
2007-QS1O                 2006-HSA2                2006-QS16
2007-QS11                 2006-HSA3                2006-QS17
2007-QS2                  2006-HSA4                2006-QS18
2007-QS3                  2008-HSA5                2006-QS2
2007-QS4                  2006-KS1                 2006-QS3
2007-QS5                  2006-KS2                 2006-QS4
2007-QS6                  2006-KS3                 2006-QS5

2007-QS7            2006-KS4                       2006-QS6
2007-QS8            2006-KS5                       2006-QS7
2007-QS9            2006-KS6                       2006-QS8
2007-RS1            2006-KS7                       2006-QS9
2007-RS2            2006-KS8                       2006-RS1
2007-RZ1            2006-KS9                       2006-RS2
2007-S1             2006-NC1                       2006-RS3
2007-S2             2006-NC2                       2006-RS4
2007-S3             2006-NC3                       2006-RS5
2007-S4                                            2006-RS6

2007-2N                         2006-BAFC-1
2007-DBALT-OA1                  2006-BAFC-5
2007-DBALT-RAMP1                2006-DBALT-AR1
2007-DLJMC-HCSB                 2006-HWH10
2007-GSR-AR1                    2006-HWH17
2007-GSR-OA1                    2006-HWH19
2007-GSR-OA2                    2006-KWH1
2007-HALO-AR2                   2006-KWH3B
2007-HEL1                       2006-LUM-5
2007-HV2                        2006-LUM-6
2007-HV7                        2006-MARM-OA1
2007-LUM-2                      2006-MARM-OA2
2007-LXS-12N                    2006-POWH13
2007-LXS-15N                    2006-POWH13B
2007-LXS-4N LEHMAN              2006-POWH16
2007-MANA-A2                    2006-POWH16B
2007-MANA-AF1                   2006-POWH17
2007-MANA-OAR3                  2006-POWH17B
2007-MANA-OAR4                  2006-POWH18
2007-MARM-3                     2006-POWH18B
2007-POWH3                      2006-POWH20
2007-QRWH1                      2006-POWH21
2007-SARM-06                    2006-POWH22
2007-SARM-3 LEHMAN              2006-QWH20
2001-PTWH11                     2006-QWH8
2003-PTWH18                     2006-WH1
2005-QWH13                      2006-WH11

2005-QWH7                       2006-WH12
2005-WH20                       2006-WH21
2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29

2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM

[GMAC Bank LOGO]

      Certification Regarding Compliance with Applicable Servicing Criteria

1. GMAC Bank ("GMACB") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where GMACB has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which GMACB acted as Document Custodian and involving first and second lien mortgage loans and home equity loans (the "GMAC Bank Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, GMACB used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to GMACB" in Appendix A hereto are inapplicable to GMACB based on the activities it performs with respect to the GMAC Bank Platform;

4. GMACB has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the GMAC Bank Platform taken as a whole; and

5. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on GMACB's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

                                             GMAC Bank

                                             By: /s/ Robert E. Groody
                                                 ------------------------
                                                 Name:  Robert E. Groody
                                                 Title: Executive Vice President

                                   APPENDIX A

----------------------------------------------------------------------------------------------------------------
                     SERVICING CRITERIA                                        SERVICING CRITERIA
----------------------------------------------------------------------------------------------------------------
   Reference                           Criteria                          Applicable to       Inapplicable to
                                                                             GMACB                GMACB
----------------------------------------------------------------------------------------------------------------
                         General Servicing Considerations
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to                                        X
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are                                         X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.
----------------------------------------------------------------------------------------------------------------
1l22(d)(1)(iii)    Any requirements in the transaction agreements                                   X
                   to maintain a back-up servicer for the pool
                   assets are maintained.
----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions                                         X
                   policy is in effect on the party participating
                   in the servicing function throughout the
                   reporting period in the amount of coverage
                   required by and otherwise in accordance with
                   the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------------
                        Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are deposited into                                       X
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than
                   two business days following receipt, or such
                   other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------
ll22(d)(2)(ii)     Disbursements made via wire transfer on behalf                                   X
                   of an obligor or to an investor are made only by
                   authorized personnel.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding                                        X
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction,                                        X
                   such as cash reserve accounts or accounts
                   established as a form of over
                   collateralization, are separately maintained
                   (e.g., with respect to commingling of cash) as
                   set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a                                        X
                   federally insured depository institution as set
                   forth in the transaction agreements. For purposes
                   of this criterion, "federally insured depositor
                   institution" with respect to a foreign financial
                   institution means a foreign financial institution
                   that meets the requirements of Rule 13k-1(b)(l)
                   of the Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent                                 X
                   unauthorized access.
----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly                                        X
                   basis for all asset-backed securities related
                   bank accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar days
                   after the bank statement cutoff date, or such
                   other number of days specified in the
                   transaction agreements; (C) reviewed and
                   approved by someone other than the person who
                   prepared the reconciliation; and (D) contain
                   explanations for reconciling items. These
                   reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                     SERVICING CRITERIA                                        SERVICING CRITERIA
----------------------------------------------------------------------------------------------------------------
   Reference                           Criteria                          Applicable to       Inapplicable to
                                                                             GMACB                GMACB
----------------------------------------------------------------------------------------------------------------
                        Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be                                      X
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements and
                   applicable Commission requirements.
                   Specifically, such reports (A) are prepared in
                   accordance with timeframes and other terms set
                   forth in the transaction agreements; (B) provide
                   information calculated in accordance with the
                   terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by
                   its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the
                   total unpaid principal balance and number of
                   pool assets serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and                                       X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted                                     X
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1l22(d)(3)(iv)     Amounts remitted to investors per the investor                                   X
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------
                             Pool Asset Administration
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool assets is                   X
                   maintained as required by the transaction
                   agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     pool asset and related documents are safeguarded           X
                   as required by the transaction agreements
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the                                  X
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements
                   in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any                                           X
                   payoffs, made in accordance with the related
                   pool asset documents are posted to the
                   Servicer's obligor records maintained no more
                   than two business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related pool
                   asset documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the pool                                        X
                   assets agree with the Servicer's records with
                   respect to an obligor's unpaid principal
                   balance.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of                                   X
                   an obligor's pool assets (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,                                       X
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122{d)(4)(viii)   Records documenting collection efforts are                                       X
                   maintained during the period a pool asset is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                     SERVICING CRITERIA                                        SERVICING CRITERIA
----------------------------------------------------------------------------------------------------------------
   Reference                           Criteria                          Applicable to       Inapplicable to
                                                                             GMACB                GMACB
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of                                       X
                   return for pool assets with variable rates are
                   computed based on the related pool asset
                   documents.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor                                X
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's pool
                   asset documents, on at least an annual basis, or
                   such other period specified in the transaction
                   agreements; (B) interest on such funds is paid,
                   or credited, to obligors in accordance with
                   applicable pool asset documents and state laws;
                   and (C) such funds are returned to the obligor
                   within 30 calendar days of full repayment of the
                   related pool assets, or such other number of
                   days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as                                  X
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the Servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any                               X
                   payment to be made on behalf of an obligor are
                   paid from the Servicer's funds and not charged to
                   the obligor, unless the late payment was due to
                   the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor                                      X
                   are posted within two business days to the
                   obligor's records maintained by the Servicer,
                   or such other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible                                    X
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,                                      X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------

                                   Appendix B
                                   ----------

SACO 06-1
2006-5
SACO 06-8
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
SACO 06-10
SACO 06-12
SACO 2007-2
BSSLT07-1
BSSLT07-1
BSSLT 2007-2
2006-S1
2Q06-RF2
SAIL2006-2
2006-3H
LMT 2006-2
2006-GP2
2006-4N
2006-GP1
LXS 2006-7
LXS 2006-8
2006-GP3
LXS 06-10N
2006-ARS1
LXS 06-10N
LXS2006-11
LXS2006-GP4
LXS 06-12N
2006-GEL3
LXS2006-12N
GPMF2006AR4
LXS2006-13
GPMF2006AR5
GPMF2006AR6

LMT 2006-7
2006-GEL4
GPMF2006AR7
GPMF2006AR8
2007-GEL1
2007-GEL1
GPMF2007AR1
SASCO07-RF1
GPMF2007AR2
2007-GEL2
2007-GEL2
SAS2007-TC1
SASCO07-RF2
SASCO07-RNP1
LXS 06-18N
LXS 2007-4N
LXS 07-15N
BOA-PNC
BOA-PNC
LEHMAN 0705
BV 2007-18
SECURITIES
2007-AR1
BAFC 06-5
SNDVW2006-A
SNDV2007-1
HBVW 06-SB1
BAYVIEW
BAYVIEW
MASD 2007-1
MASD 2007-1
MASTR 07-2
MASTR 07-2
ISAC 2006-5
SAC 2006-3
ISAC 2006-4
CMB 2007-A
MSM 06-10SL

MSM 06-14SL
MSM2007-4SL
BV 2007-1
MSM 06-4SL
NAAC2006AP1
ACE2007HE5
Macquarie 2007-1
GSMPS06RP1
GSR 2006-4F
2006-1
TCMLT 07-1
DLJMC-WACHO
DLJC-HUDSO
2006-HE1
MSM 06-2
MSM 06-3AR
MSM 06-5AR
MSM 06-6AR
MSM 06-7
MSM 06-8AR
MSM 06-11
MSM06-12XS
LUM 2006-6
CMLTI07AMC2
MARM 2007-2
DBALT06AB1
DBALT06AR1
GSR 2006-2F
MALT 2006-1
MSM 06-1AR
NAAC2006AR1
BAFC 06-1
BSALTA 06-1
MASD 2006-1
MARP 06-1
ACE2006-SL1
CSMC 2006-1
GSR2006-AR1

NAAC2006S1
MIT 2006-1
BAFC 06-2
GSR 2006-3F
NAAC2006AR2
DBALT06AF1
MASTR 06-1
2006-B
GSR2006-AR2
BSALTA 06-3
PRIME06-CL1
ARMT 2006-2
LUM 2006-4
NAAC2006S2
DBALT06AB2
DBALT06AR2
SAIL 2006-3
BSABS06SD2
BSARM2006-2
NAAC 06-AF1
NAAC 06-AF1
MASD 2006-2
DBALT06AB3
MALT 2006-3
LUM 2006-5
MASD 2006-2
BSALTA 06-4
BAFC 06-4
2006-S3
MSM 06-9AR
DBALT06AR3
GSMPS2004-4
HBRVW 06-8
NAAC 06-AF2
NAAC 06-AF2
NAAC 06-AF2
MSM07-3XS
GSMPS 06-2

ACE2006-SL4
SASCO 06BC2
MARP 06-2
MSM06-13ARX
MARM 06OA2
DBALT06AB4
DBALT06AR4
HBRVW 06-8
2006-AR3
CSMC 2006-8
MSM2007-5AX
DBALT06AR5
MSM06-16AX
MASD 2006-3
MSM06-15XS
HBRVW 06-10
CSMC 2006-9
MASTR 06-3
MASD 2006-03
2006-AR4
2006-S5
NHELI 06AF1
HBVW2006-14
DBALT06AR6
HBVW2006-13
MSM06-17XS
BAYVW2006-D
BSALTA 06-8
DBALT06OA1
SACO2006-11
MSM2007-1XS
MSM2007-2AX
DBALT07AR1
MALT 2007-1
NAAC 2007S1
NHEL 07-1
NHEL 07-1
DBALT07AR2

DBALT07BAR1
ACE2007SL1
RBSGC2007-B
MARM 2007-2
NAAC 2007-1
MSM07-6XS
DBALT07AR3
BSABS07SD2
DBALT07OA2
SEMT 2007-1
BSSLT07SV1
NAAC 2007S2
HVMLT 07-2
BSSLT07SV1
DBALT07AB1
ASC 2007-S1
BAYVW2007-A
MARM 07-HF1
HVMLT 07-3
HVMLT 07-A
BAFC 2007-3
ACE2007HE4
MSM07-7AX
CG2007-SHL1
NAAC 2007-1
ACE07STICS1
BSABS07SD3
SEMT 07-02
BAFC 2007-4
DBALT07OA3
HVMLT 07-4
HVMLT 07-4
MHL 2007-1
MSM07-8XS
DBALT 07-2
SEMT 07-4
GSR 2007-4F
DBALT07OA4

MSM07-10XS
MSM07-11AR
MHL 2007-2
DBALT07-1
NAAC 2007-3
NAAC 2007-2
DBALT07OA45
MSM07-12
HVMLT07-06
BAYVW2007-B
SEMT 07-03
MARM 07-HF2
ACE2007SL2
BAFC 2007-7
ACE2007SL3
ACE2007SL3
MSM07-13
CSMC 2007-6
HVMLT07-07
DBALT 07-3
MALT 07-HF1
DBALT 07-4
MSM07-14AR
MSM07-15AR
2006-J1
2006-AR1
2006-AR2
2006-HLTV1
2006-HE1
2006-HE2
2006-HE3
2006-HE4
2006-HE5
2007-HE1
2007-HE2
2007-HE3